EXHIBIT 99.1

                        UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF FLORIDA
                                MIAMI DIVISION


     IN RE:                                      CASE NUMBER
                                                 00-27938-BKC-RBR
                                                 -------------------------------
     COMMODORE HOLDINGS LIMITED
                                                            --------------------
                                                 JUDGE      Raymond B. Ray
                                                            --------------------

                  DEBTOR.                        CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                  FROM:    1/1/2001       TO:  1/31/2001
                         ----------          -----------


Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                                 Chad P. Pugatch
                                                 -------------------------------
                                                 Attorney for Debtor

                                                 Attorney's Address

     Debtor's Address                            and Phone Number
     and Phone Number                            Northmark Building, Suite 101
                                                 -------------------------------
     4000 Hollywood Blvd, suite 385-S            33 N.E. 2nd Street
     ----------------------------------          -------------------------------
     Hollywood, Fl 33021                         Fort Lauderdale, FL 33301
     ----------------------------------          -------------------------------
     (954) 967-2131                              (954) 462-8000
     ----------------------------------          -------------------------------

                     MONTHLY FINANCIAL REPORT FOR BUSINESS
                     -------------------------------------

        FOR PERIOD BEGINNING    1/1/2001     AND ENDING       1/31/01
                               ---------                    ---------

          Name of Debtor: Commodore Holdings Ltd  Case Number: 00-27938-BKC-RBR
                          ----------------------               ----------------
          Date of Petition:   27-Dec-00
                           ---------------------

                                                         CURRENT             CUMULATIVE
                                                         MONTH               PETITION TO DATE
                                                         ------------        ----------------------

1. CASH AT BEGINNING OF PERIOD                           $ 121,387.87        $ 121,387.87   (see Attach . 4)
                                                         ------------        ----------------------
2. RECEIPTS:
      A. Cash Sales                                                 -                    -
                                                         ------------        ----------------------
            Less Cash Refunds                                       -                    -
                                                         ------------        ----------------------
            Net Cash Sales                                          -                    -
                                                         ------------        ----------------------
      B. Collection on Postpetition A/R                             -                    -
                                                         ------------        ----------------------
      C. Collection on Prepetition A/R                              -                    -
                                                         ------------        ----------------------
      D. Other Receipts (Attach List) Swap proceeds          1,175.24             1,175.24
                                                         ------------        ----------------------
      (If you receive rental income you must
      attach a rent roll.)

3. TOTAL RECEIPTS                                            1,175.24             1,175.24
                                                         ------------        ----------------------
4. TOTAL CASH AVAILABLE FOR
      OPERATION (Line 1+Line 3)                          $ 122,563.11        $ 122,563.11
                                                         ------------        ----------------------

5. DISBURSEMENTS
      A. US Trustee Quarterly Fees                                  -                    -
                                                          -----------        ----------------------
      B. Net Payroll                                                -                    -
                                                          -----------        ----------------------
      C. Payroll Taxes Paid                                         -                    -
                                                          -----------        ----------------------
      D. Sales and Uses Taxes                                       -                    -
                                                          -----------        ----------------------
      E. Other Taxes                                                -                    -
                                                          -----------        ----------------------
      F. Rent                                                       -                    -
                                                          -----------        ----------------------
      G. Other Leases (Attachment 3)                                -                    -
                                                          -----------        ----------------------
      H. Telephone                                                  -                    -
                                                          -----------        ----------------------
      I. Utilities                                                  -                    -
                                                          -----------        ----------------------
      J. Travel & Entertainment                                     -                    -
                                                          -----------        ----------------------
      K. Vehicle Expenses                                           -                    -
                                                          -----------        ----------------------
      L. Office Supplies                                            -                    -
                                                          -----------        ----------------------
      M. Advertising                                                -                    -
                                                          -----------        ----------------------
      N. Insurance ( Attachment 7)                                  -                    -
                                                          -----------        ----------------------
      O. Purchases of Fixed Assets                                  -                    -
                                                          -----------        ----------------------
      P. Purchases of Inventory                                     -                    -
                                                          -----------        ----------------------
      Q. Manufacturing Supplies                                     -                    -
                                                          -----------        ----------------------
      R. Repair & Maintenance                                       -                    -
                                                          -----------        ----------------------
      S. Payments to secured Creditors                      39,451.95            39,451.95
                                                          -----------        ----------------------
      T. Other Operating Expenses                                   -                    -
                                                          -----------       ----------------------
            (Attach List)
6. TOTAL CASH DISBURSEMENTS                                 39,451.95            39,451.95
                                                          -----------        ----------------------
7. ENDING CASH BALANCE
      (LINE 4-LINE6)                                      $ 83,111.16          $ 83,111.16
                                                          -----------        ----------------------

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This  20th  day of February, 2001.        Jose I. Martin - Controller
      ------                          -------------------------------

                                 ATTACHMENT 1
                                 ------------

             MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION
             ----------------------------------------------------

Name of Debtor:    Commodore Holdings Ltd      Case Number:  00-27938-BKC-RBR
                   ------------------------                  ----------------
Reporting Period beginning         1/1/2001       and ending  1/31/2001
                              -------------                  ----------------

 ACCOUNTS RECEIVABLE AT PETITION DATE:                         $ 4,197,109.45
                                                               --------------

 ACCOUNTS RECEIVABLE RECONCILIATION (Include all accounts receivable, pre petition and post petition, including charge card sales which have not been received):

      Beginning of the Month Balance            $ 4,197,109.45
      PLUS: Current Month New Billings
      LESS: Collection During the Month:
                                                --------------
      End of Month Balance                      $ 4,197,109.45
                                                ==============


--------------------------------------------------------------------------------
AGING: (Show the total amount for each age group of accounts incurred since filing the petition)

    0-30 Days   31-60 Days   61 -90 Days  Over 90 Days    Total

--------------------------------------------------------------------------------

                                 ATTACHMENT 2
                                 ------------
             MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
             ----------------------------------------------------

Name of Debtor: Commodore Holdings Ltd    Case Number:  00-27938-BKC-RBR
                -----------------------                -------------------
Reporting Period beginning    1/1/2001      and ending    1/31/2001
                            -----------                -------------------

In the space below list all invoices or bills incurred and not paid since the filing of the petition Do not include amounts owed prior to filing the petition.

      Date               Days
    Incurred         Outstanding        Vendor      Description      Amount
    --------         -----------        ------      -----------      ------



--------------------------------------------------------------------------------
ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

Opening Balance (total from prior report)                       0
                                                  ---------------
PLUS: New Indebtedness Incurred This Month
                                                  _______________
LESS: Amount Paid on Prior Accounts Payable
                                                  _______________
Ending Month Balance                                            0
                                                  ---------------

-------------------------------------------------------------------------------

SECURED; List the status of Payments to Secured Creditors and Lessors (Post Petition Only)

                                                 Number         Total
                                                 of Post        Amount of
Secured       Date                               Petition       Post Petition
Creditors/    Payment              Payment       Payments       Payments
Lessor        Due                  Amount        Delinquent     Delinquent
------        ---                  ------        ----------     ----------

Nationsbank   January 12, 2001     $ 39,451.95            0            0
                                   ===========

              Principal portion =  $ 28,926.05

                                 ATTACHMENT 3
                                 ------------

                       INVENTORY AND FIXED ASSETS REPORT
                       ---------------------------------

Name of Debtor: Commodore Holdings Ltd      Case Number:  00-27938-BKC-RBR
                ----------------------                    ----------------
Reporting Period beginning    1/1/2001         and ending  1/31/2001
                             ---------                    ----------------

                               INVENTORY REPORT
                               ----------------


INVENTORY BALANCE AT PETITION DATE:                         0
                                                      ------------------
INVENTORY RECONCILIATION:

             Inventory Balance at Beginning of Month        0
                                                      ------------------
             Inventory Purchased During Month
                                                      ------------------
             Inventory Used or Sold
                                                      ------------------
             Inventory On Hand at End of Month              0
                                                      ------------------
METHOD OF COSTING INVENTORY:
                                             ---------------------------

-------------------------------------------------------------------------------

                              FIXED ASSET REPORT
                              ------------------

FIXED ASSET FAIR MARKET VALUE AT PETITION DATE:             0
                                                      ------------------
(Include Property, Plant and Equipment)


BRIEF DESCRIPTION (First Report Only)        ---------------------------

_______________________________________________________________________________
_______________________________________________________________________________

FIXED ASSET RECONCILIATION:

    Fixed Asset Book Value at Beginning of Month            0
                                                      ------------------
                LESS: Depreciation Expense
                                                      ------------------
                PLUS: New Purchases
                                                      ------------------
    Ending Monthly Balance                                  0
                                                      ------------------

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE
REPORTING PERIOD:
                              ________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

                                 ATTACHMENT 4
                                 ------------

                      MONTHLY BANK ACCOUNT RECONCILIATION
                      -----------------------------------

Name of Debtor:  Commodore Holdings Ltd     Case Number: 00-27938-BKC-RBR
                 ----------------------                  ----------------
Reporting Period beginning     1/1/2001      and ending   1/31/2001
                             ----------                  ----------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.

NAME OF BANK:  Bank of America            BRANCH:
               --------------------                --------------------------

ACCOUNT NAME:  Commodore Holdings Limited Seawise Loan Account
               --------------------------------------------------------------

ACCOUNT NUMBER:         3662594498
                        -----------------------------------------------------

PURPOSE OF ACCOUNT:     BLOCKED ACCOUNT -- To be used for servicing
                        -----------------------------------------------------
                        loan secured by letter of credit on behalf of third party.

     Beginning Balance                   $ 121,387,87
     Total of Deposit Made                   1,175.24   Proceeds of Swap
     Total Amount of Checks Written         39,451.95   Debt service debit
     Service Charges
                                         ------------
     Closing Balance                     $  83,111.16
                                         ============

Number of First Check Written this Period
                                                --------------
Number of Last Check Written this Period
                                                --------------
Total Number of Checks Written this Period                   0
                                                --------------

                              INVESTMENT ACCOUNTS
                              -------------------

Type of Negotiable    Face Value       Purchase Price    Date of Purchase
Instrument
-------------------------------------------------------------------------

                                 ATTACHMENT 5
                                 ------------

                                CHECK REGISTER
                                --------------

Name of Debtor:  Commodore Holdings Ltd    Case Number:  00-27938-BKC-RBR
                 ----------------------                  ----------------
Reporting Period beginning     1/1/2001     and ending    1/31/2001
                             ----------                  ----------------

NAME OF BANK:                              BRANCH:
                _________________________            ____________________
ACCOUNT NAME:
              ___________________________________________________________
ACCOUNT NUMBER:
                    _____________________________________________________
PURPOSE OF ACCOUNT:
                    _____________________________________________________

Account for all Checks Numbers, Including Voided, Lost, Stopped Payments, Ect.

Date        Check Number       Payee        Purpose          Amount
----        ------------       -----        -------          ------

                                 ATTACHMENT 6
                                 ------------

                              MONTHLY TAX REPORT
                              ------------------

Name of Debtor:  Commodore Holdings Ltd   Case Number:  00-27938-BKC-RBR
                 ----------------------                 ----------------
Reporting Period beginning     1/1/2001     and ending         1/31/2001
                             ----------                     ------------

                          TAXES PAID DURING THE MONTH
                          ---------------------------

Report all post-petition taxes paid directly or deposited into the tax account.

       Date       Bank      Description        Amount
       ----       ----      -----------        ------







--------------------------------------------------------------------------------

                              TAXES OWED AND DUE
                              ------------------

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation. Date last tax return filed_____________ Period _________________

Name of            Date
Taxing             Payment
Authority          Due            Description                Amount
----------         ---            -----------                ------

                                 ATTACHMENT 7
                                 ------------

                   SUMMARY OF OFFICER OR OWNER COMPENSATION
                   ----------------------------------------

                 SUMMARY OF PERSONNEL AND INSURANCE COVERAGES
                 --------------------------------------------

Name of Debtor:  Commodore Holdings Ltd  Case Number:  00-27938-BKC-RBR
                 ----------------------                ----------------
Reporting Period beginning     1/1/2001   and ending     1/31/2001
                             ----------                  --------------

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer or Owner                Title                 Amount Paid
-------------------------------------------------------------------------

No employees were compensated.







------------------------------------------------------------------------------

                               PERSONNEL REPORT
                               ----------------

                                                      Full Time      Part Time

Number of employees at beginning of period                     0
                                                     -----------    ----------
Number hired during the period
                                                     -----------    ----------
Number terminated or resigned during period
                                                     -----------    ----------
Number of employees on payroll at end of period                0
                                                     -----------    ----------

------------------------------------------------------------------------------

                           CONFIRMATION OF INSURANCE
                           -------------------------

List all policies of insurance in effect, including but not limited to worker's compensation, liability, fire, theft, comprehensive, vehicle, health and life.

             Agent &                                                Date
             Phone                     Coverage      Expiration   Premium
 Carrier     Number      Policy No        Type           Date       Due
 -------     ------      ---------        ----           ----       ----

                                 ATTACHMENT 8
                                 ------------

               SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
               ------------------------------------------------













We anticipate filing a Plan of Reorganization and Disclosure Statement on or before

_______________________